UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2006 (January 19, 2006)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Definitive Material Agreement.

A. Trust Preferred Securities Transaction

On January 19, 2006, National Penn Bancshares, Inc. (“National Penn”) completed a private placement to an initial purchaser of $15,000,000 in aggregate principal amount of floating rate preferred securities (the “Trust Preferred Securities”) through a newly formed Delaware trust affiliate, NPB Capital Trust VI (the “Trust”). The initial purchaser intends to sell the Trust Preferred Securities to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933). The Trust Preferred Securities will not be registered under the Securities Act of 1933 and may not be offered or otherwise sold in the United States absent registration or an applicable exemption from such registration requirements.

The Trust Preferred Securities mature on March 15, 2036 and are callable by National Penn, subject to any required regulatory approvals, at par, in whole or in part, at any time on or after March 15, 2011. The Trust Preferred Securities are callable before March 15, 2011 at a redemption price of 103.525% of par prior to March 15, 2007, and thereafter on a sliding scale to 100% by March 15, 2011.

The Trust Preferred Securities require quarterly distributions by the Trust to the holders of the Trust Preferred Securities. Distributions will be payable at a floating rate equal to the three-month London Interbank Offered Rate (“LIBOR”) plus 1.38% per annum. The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust, dated as of January 19, 2006, by and among National Penn, Christiana Bank & Trust Company, as Delaware Trustee, LaSalle Bank National Association, as institutional trustee, and the Administrators named therein. For regulatory purposes, the Trust Preferred Securities will be treated as Tier 1 capital under the rulings of National Penn’s primary regulator, the Federal Reserve Board.

The Trust simultaneously issued all of the Trust’s issued and outstanding common securities (the “Common Securities”) to National Penn for a purchase price of $464,000.

The Trust used the proceeds from the sale of the Trust Preferred Securities, together with the proceeds from the sale of the Common Securities, to purchase $15,464,000 in aggregate principal amount of National Penn’s unsecured junior subordinated debentures due March 15, 2036 (the “Junior Subordinated Debentures”).

The Junior Subordinated Debentures were issued pursuant to an Indenture (the “Indenture”), dated January 19, 2006, between National Penn, as issuer, and LaSalle Bank National Association, as Debenture Trustee. The terms of the Junior Subordinated Debentures are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Debentures paid by National Penn will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits National Penn to defer interest payments on the Junior Subordinated Debentures (in which case the Trust will be entitled to defer distributions otherwise due on the Trust Preferred Securities) for up to 20 consecutive quarters, provided there is no event of default (as described in more detail below). During an extension period, National Penn may not make certain distributions or payments as set forth in the Indenture. National Penn presently has no intention to defer interest payments on the Junior Subordinated Debentures.

The Junior Subordinated Debentures are subordinated to the prior payment of any other indebtedness of National Penn that, by its terms, is not similarly subordinated.

The Junior Subordinated Debentures mature on March 15, 2036, but may be redeemed at National Penn’s option at par, in whole or in part, at any time on or after March 15, 2011. The Junior Subordinated Debentures may be redeemed before March 15, 2011 at a redemption price of 103.525% of par prior to March 15, 2007, and thereafter on a sliding scale to 100% by March 15, 2011. In addition, National Penn may redeem the Junior Subordinated Debentures at par at any time upon certain special events, such as a change in the regulatory capital treatment of the Junior Subordinated Debentures, the Trust being deemed an “Investment Company” under the Investment Company Act of 1940, as amended, or the occurrence of certain adverse tax events.

The Junior Subordinated Debentures may be declared immediately due and payable at the election of the trustee or holders of 25% of aggregate principal amount of the outstanding Junior Subordinated Debentures upon the occurrence of an event of default. As more fully described in the Indenture, an event of default generally means:

*
Default in the payment of any interest when due that continues unremedied for a period of 30 days, except in the case of an election by National Penn to defer payments of interest for up to 20 consecutive quarters (which does not constitute an event of default);

*	Default in the payment of the principal amount of the Junior Subordinated Debentures at maturity;

*	Default in the payment of any interest following the deferral of interest payments by National Penn for 20 consecutive quarters;

*	Default in National Penn’s performance, or breach, of any covenant or warranty in the Indenture which is not cured within 90 days;

*	Institution of bankruptcy or similar proceedings by or against National Penn; or

*	Liquidation or winding up of the Trust, other than as contemplated in the Indenture.

The net proceeds to National Penn from the sale of the Junior Subordinated Debentures will be used by National Penn for funding part of the cash portion of the merger consideration to be paid to the shareholders of Nittany Financial Corp. in connection with the merger of Nittany Financial Corp. with and into National Penn.

National Penn has also entered into a Guarantee Agreement pursuant to which it has agreed to irrevocably and unconditionally guarantee, with respect to the Trust Preferred Securities and to the extent not paid by the Trust, accrued and unpaid distributions on the Trust Preferred Securities and the redemption price payable to the holders of the Trust Preferred Securities, in each case to the extent the Trust has funds available.

B. Revolving Loan Agreement

On January 19, 2006, National Penn entered into an agreement (the “Loan Agreement”) with its wholly-owned subsidiary, National Penn Investment Company (“NPIC”), a Delaware corporation, for a revolving line of credit, under which National Penn may borrow, repay and reborrow during the term of the Loan Agreement, up to an aggregate outstanding principal amount of $15,000,000. The loan is further evidenced by a revolving credit promissory note in the amount of $15,000,000 executed by National Penn in favor of NPIC.

The Loan Agreement has a term of one year, ending on January 19, 2007 at which point all amounts due under the agreement will become immediately due and payable in full by National Penn and the Loan Agreement shall terminate. In the absence of an event of default under the Loan Agreement, any borrowing by National Penn shall bear interest at a rate equal to the prime rate announced by National Penn Bank (the “Prime Rate”). Upon the occurrence and during the continuance of any event of default, National Penn will pay interest on any principal balance then outstanding, at a rate equal to the Prime Rate plus three percent (3%) per year. National Penn will pay interest monthly in arrears on the first business day of each month, beginning on February 1, 2006.

Under the Loan Agreement, National Penn has the right, at any time, on one business day’s notice to NPIC, to reduce the amount of the revolving line of credit or to terminate the Loan Agreement, without penalty or premium, as long as, on the effective date of such a termination or reduction, National Penn pays the outstanding amount in full, in the case of a termination, and, in the case of a reduction, pays the amount, if any, by which the aggregate outstanding principal balance of any loan exceeds the amount of the new line of credit, together with accrued interest on the amount prepaid. NPIC has the right to terminate the line of credit without notice to National Penn upon the occurrence of any event of default under the Loan Agreement. As more fully described in the Loan Agreement, an event of default generally means:

*	Default in the payment of any amount payable to NPIC when due;

*	Default in National Penn’s performance, or breach of any covenant or warranty by National Penn which is not cured within 30 days;

*	Default (after expiration of any applicable cure or grace periods) in its payment or performance of any obligation another under any material contract; or

*	Institution of bankruptcy or similar proceedings by or against National Penn.

The proceeds of the loan from NPIC to National Penn will be used by National Penn for funding a part of the cash portion of the merger consideration to be paid to the shareholders of Nittany Financial Corp. in connection with the merger of Nittany Financial Corp. with and into National Penn.

In connection with its obligations under the Loan Agreement, NPIC also entered into a loan agreement, consistent with the requirements of Regulation W, on January 19, 2006, with National Penn Bank, for the amount of $15,000,000, the proceeds of which NPIC is using to fund loans made to National Penn under the Loan Agreement. Consistent with the requirements of Regulation W, the loan from National Penn Bank to NPIC is secured by a portfolio of securities owned by NPIC, which are valued at more than $20,000,000 and are held in an account at Christiana Bank and Trust (“Christiana”). This account is subject to a securities account control agreement between Christiana, as securities intermediary, National Penn Bank, as secured party and NPIC, as the owner of such account. NPIC has executed a pledge agreement by which it has pledged all of its right, title and interest to the securities held in that account in favor of National Penn Bank, as collateral securing the $15,000,000 loan.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K, including the exhibits hereto, contains forward-looking information about National Penn that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “pro forma,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, statements regarding plans, objectives, or expectations, including National Penn’s proposed merger with Nittany Financial Corp.

National Penn’s businesses and operations are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: (1) ineffectiveness of their business strategy due to changes in current or future market conditions, (2) the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services, (3) interest rate movements, (4) deteriorating economic conditions, (5) risks inherent in transactions of this sort, such as the failure to achieve merger-related synergies, technology and integration issues, and potential difficulties in establishing and maintaining operations in new markets, (6) volatility in the securities markets, and (7) those risks, factors and uncertainties identified in National Penn’s Current Report on Form 8-K, dated September 6, 2005, and filed with the United States Securities and Exchange Commission (“SEC”) on September 7, 2005. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. National Penn cautions readers not to place undue reliance on these statements.

Section 2 — Registrant’s Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the description contained in Item 1.01 above, which is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1*	Form of Declaration of Trust between National Penn Bancshares, Inc., as sponsor, and Christiana Bank & Trust Company.

4.2*
Form of Amended and Restated Declaration of Trust among National Penn Bancshares, Inc., as sponsor, Christiana Bank & Trust Company, as Delaware Trustee, LaSalle Bank National Association, as Institutional Trustee, and Gary L. Rhoads and Sandra L. Spayd, as Administrators.

4.3*	Form of Indenture between National Penn Bancshares, Inc., and LaSalle Bank National Association, as Trustee.

4.4*	Form of Guarantee Agreement between National Penn Bancshares, Inc., as Guarantor, and LaSalle Bank National Association, as Guarantee Trustee.

10.1*	Form of Loan Agreement between National Penn Investment Company, as Lender and National Penn Bancshares, Inc., as Borrower.

10.2*	Form of Revolving Credit Note, executed by National Penn Bancshares, Inc.

* filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	January 25, 2006	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

4.1*	Form of Declaration of Trust between National Penn Bancshares, Inc., as sponsor, and Christiana Bank & Trust Company.
4.2*

Form of Amended and Restated Declaration of Trust among National Penn Bancshares, Inc., as sponsor, Christiana Bank & Trust Company, as Delaware Trustee, LaSalle Bank National Association, as Institutional Trustee, and Gary L. Rhoads and Sandra L. Spayd, as Administrators.

4.3*	Form of Indenture between National Penn Bancshares, Inc., and LaSalle Bank National Association, as Trustee.
4.4*	Form of Guarantee Agreement between National Penn Bancshares, Inc., as Guarantor, and LaSalle Bank National Association, as Guarantee Trustee.
10.1*	Form of Loan Agreement between National Penn Investment Company, as Lender and National Penn Bancshares, Inc., as Borrower.
10.2*	Form of Revolving Credit Note, executed by National Penn Bancshares, Inc.

* filed herewith.